MOLINA® HEALTHCARE

Your Extended Family.

MOH
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Molina Healthcare J. Mario Molina, MD President & Chief Executive Officer 32 J.P. Morgan Healthcare Conference January 13-16, 2014 San Francisco Exhibit 99.1 nd

© 2014 Molina Healthcare, Inc.
Cautionary Statement
Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:
This slide
presentation and our accompanying oral remarks contain numerous “forward-looking statements” regarding, without limitation:  our revenue, membership, and profitability growth projections; market and growth opportunities related to Medicare and Medicaid dually eligible members, to the Affordable Care Act (ACA)
Medicaid expansion, and to the state insurance exchanges or marketplaces; the ACA annual health industry fee and its expected reimbursement by states, including any tax impact; rate matters in Washington; and
various other matters. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our annual report on Form 10-K, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at
www.sec.gov.
Except to the extent otherwise required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

© 2014 Molina Healthcare, Inc.
Health Plan Enrollment as of January 10, 2014

1. Reflects preliminary enrollment figures.
2. January 2014 enrollment includes South Carolina acquisition.
3. As of September 1, 2013, Illinois health plan began serving ABD members.
4. As of January 1, 2014, South Carolina health plan began serving South Carolina Medicaid members, as a result  of the South Carolina Solutions asset acquisition.
Molina Healthcare
Health Plan Enrollment
Growth
Dec 2013 - Jan 2014

2.1 million members
WA
409K
CA
441K
UT
86K
NM
162K
TX
249K
FL
89K
SC
4
137K
IL
3
5K
WI
92K
MI
213K
OH
255K
11%
Growth

© 2014 Molina Healthcare, Inc.
Long Term Incremental Growth Drivers
1. All amounts are estimates and subject to change.
2. Acquisitions denote New Mexico (Lovelace), and South Carolina (Community Health Solutions assets).
3. Duals denotes revenue potential for dual eligibles in CA, MI, OH, TX, IL.
4. ACA denotes revenue potential as a result of Medicaid expansion in CA, IL, MI, NM, and WA; and Marketplace in CA, FL, MI, NM, TX, UT, WA, OH, and WI.
Estimated potential revenue run-rate by year-end 2015 associated with growth activities
Current
Health Plan Business
& Acquisitions
2015
~$12.5B
Duals

~$8.5B
~$2B
ACA

Total
2015
~$2B
Revenue
1
Please refer to the Company’s cautionary statements.
2

5 © 2014 Molina Healthcare, Inc. Health Plan Footprint & Planned Growth Fully Integrated Dual Eligible Pilots Long Term Care Medicaid Health Plan Markets WA CA UT NM TX SC FL WI MI IL OH

© 2014 Molina Healthcare, Inc.
Medicaid Expansion
Where Molina States Stand on Medicaid Expansion as of
December 20, 2013
1
Expanding Coverage
Considering
Expansion
Not Expanding Coverage
at this Time
CA
WA
UT
NM
TX
WI
MI
FL
OH
SC
IL
1. The Advisory Board Company. Beyond the pledges: Where the states stand on Medicaid.

California
Washington
Illinois
Florida
Wisconsin
Texas
Ohio
Utah
Michigan
New Mexico
S. Carolina
30K
19K
19K
17K
9K
8K
7K
4K
4K

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Medicaid Application Activity
Marketplace Applicants Determined Eligible for Medicaid
in Molina States
Oct 1, 2013 to Nov 30, 2013
(1)(2)
1. U.S. Department of Health and Human Services .“Health Insurance Marketplace: December Enrollment Report, November 13, 2013.
2. Does not represent Molina enrollment expectations.
# Marketplace
Applicants Determined
Eligible for Medicaid
182K
154K

© 2014 Molina Healthcare, Inc.
Welcome-Mat Effect
Medicaid enrollment increased by ~16% in MA as a result of outreach efforts
The intensity of outreach and awareness efforts associated with the Affordable Care Act may affect the increase in Medicaid enrollment and participation among individuals previously eligible but who did not enroll.
MA Medicaid Unadjusted Enrollment Rates
1
20%
30%
40%
50%
60%
70%
80%
2003 2004 2005 2006 2007 2008 2009 2010 2011
Controls Massachusetts
1.    Health Affairs Journal.  “Medicaid ‘Welcome-Mat’ Effect of Affordable Care Act Implementation Could be Substantial”, July 2013.

© 2014 Molina Healthcare, Inc.
Texas
Going Live:  1/1/15
State will work with existing
Medicaid Providers
California
Molina Counties: San
Diego,
Riverside, San Bernardino
Going Live: 4/1/14
Medicare-Medicaid Plan (MMP) Implementations
Illinois
Molina Counties: Central
Region
Going Live: 2/1/14
Ohio
Molina Counties: 13 counties
in 3 Regions (Southwest,
Central
and West Central Regions)
Going Live:  3/1/14
South Carolina
Selected for demonstration
project, Readiness Review Next
Going Live: 7/1/14
Michigan
Molina Counties: Wayne, Macomb
Going Live: 10/1/14
Contracts awarded to MOH
State working with existing
providers
Dual Eligible

10 © 2014 Molina Healthcare, Inc. Levels of Patient Care Long Term Care Dual Eligible Seniors & Persons with Disabilities Temporary Assistance to Needy Families Number of potential enrollees

© 2014 Molina Healthcare, Inc.
Duals – Model of Care
Integrated
LTSS/Acute
And Rx
Care Transition
Programs
Measuring
Improvements
Individualized
Care Plans
Medication
Reviews and
Medication
Therapy Mgmt.
Interdisciplinary
Care Teams
Health Risk
Assessments
Care
Management
Dual Eligibles
Most Common Diagnoses
Inpatient Services:
Affective psychosis
Septicemia
Pneumonia
Chronic bronchitis
Outpatient Services:
Essential hypertension
Respiratory and other chest
Diabetes mellitus
Fever and fatigue
Joint disorders
1. KFF.org.
Care involving use
of rehab procedures

HealthCare.gov
Learn
Get Insurance
Log in
Individuals & Families
Small Business Owners
Welcome to the Marketplace
CHOOSE YOUR STATE AND WE'LL TELL YOU YOUR NEXT STEPS

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Enrollment ramp up has been slow due to
delays on federal and state websites
• Spanish language sites later start
8 out of 10 low-income Americans still don’t
understand the program
1
Molina pricing assumed higher medical costs
and utilization compared to existing
membership
Enrolled individuals at Molina health plans are
primarily the uninsured and previous Medicaid
recipients that had lost their eligibility
Marketplace
Please refer to the Company’s cautionary statements.
1. Thomson Reuters. “Most Uninsured Americans lack knowledge about Obamacare: survey”, January 9, 2014.

© 2014 Molina Healthcare, Inc.
Preparing for Growth – Operational Priorities
Infrastructure build precedes revenue
Product development
Pricing
Network customization
Premium billing and
collection
Marketing/Sales/
Advertising
LTSS management
Hired 4K employees
in 2013
Dedicated team for
Marketplace
Expanded Medicare
team for Duals
Demonstration
Premium billing &
collections
Upgraded care
management software
Clear Coverage™
Telephony upgrade

Status of Reimbursement – ACA Fee in Molina States
State
Fee
Reimburse
ment
Tax
Gross
Up
Comments
California Yes Unknown
Health plan association has received email from state
committing to reimbursement of fee.
Florida Yes Yes
Actuarial rate memorandum (Milliman) calls for
reimbursement of fee and tax impact.
Illinois Yes Yes
Actuarial rate memorandum (Milliman)  calls for
reimbursement of fee and tax impact.
Michigan Yes Yes
Actuarial rate memorandum (Milliman) calls for
reimbursement of fee and tax impact.
New Mexico Yes Unknown Verbal representation to HPs at rate meeting only.
Ohio Yes Unknown
Actuarial rate memorandum (Mercer) calls for reimbursement
of fee  - silent on tax impact.
South
Carolina
No revenue in 2013.
Texas Yes Unknown Verbal representation to HPs at rate meeting only.
Utah No No
Washington Yes Yes
Contract specifically calls for reimbursement of fee and tax impact.
Wisconsin Yes Unknown
Per contract:  "The parties agree to amend the contract as
needed to address federal regulations and guidance
regarding application of the health insurance tax.”

© 2014 Molina Healthcare, Inc.
State of Washington is seeking to recover premiums
previously paid to the company as part of a retroactive
premium change
One-time recovery affects revenue recorded during
July through December of 2013
The premium recovery is estimated to reduce pre-tax
income for 4Q2013 by approximately $15M
This item was not included in guidance issued October
30, 2013
Washington Retroactive Rate Reduction
Please refer to the Company’s cautionary statements.

© 2014 Molina Healthcare, Inc.
Tailwinds & Headwinds
Medicaid expansion
Tailwinds
Footprint includes 4 of 5 largest
Medicaid markets
Uniquely positioned to capture
dual eligible enrollment
Delayed state implementations
Headwinds
Industry tax
Medical cost pressure associated
with new contracts/populations

Brightening
LIVES
MOLINA HEALTHCARE
www.MolinaHealthcare.com

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Investment Highlights
Attractive sector growth prospects driven by
government policies and economic conditions
Focus on government-sponsored health care
programs
Proven flexible health care services portfolio (risk-
based, fee-based and direct delivery)
Diversified geographic exposure in 16 states with
significant presence in high growth regions
Scalable administrative efficiencies stemming from
centralized and standardized functions
Seasoned management team with strong track
record of delivering earnings growth
Over 30 years of experience
Please refer to the Company’s cautionary statements.

18 © 2014 Molina Healthcare, Inc. Breakout